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                                FRONTEGRA FUNDS

                               SEMI-ANNUAL REPORT

                           Frontegra Opportunity Fund


                        FRONTEGRA ASSET MANAGEMENT, INC.
                               -----------------
                               December 31, 1999


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FRONTEGRA FUNDS

TABLE OF CONTENTS

Shareholder Letter                                                          1
------------------------------------------------------------------------------
Investment Highlights                                                       3
------------------------------------------------------------------------------
Schedule of Investments                                                     4
------------------------------------------------------------------------------
Statement of Assets and Liabilities                                         7
------------------------------------------------------------------------------
Statement of Operations                                                     8
------------------------------------------------------------------------------
Statements of Changes in Net Assets                                         9
------------------------------------------------------------------------------
Financial Highlights                                                       10
------------------------------------------------------------------------------
Notes to Financial Statements                                              11
------------------------------------------------------------------------------


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund. The Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Fund. Please read the Prospectus carefully.

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FRONTEGRA FUNDS

DEAR FELLOW SHAREHOLDERS:

We are pleased to present the December 31, 1999 semi-annual report for the Frontegra Opportunity Fund, managed by Reams Asset Management Company. After finishing the fiscal year ended June 30, 1999 with strong relative and absolute performance, the last six months proved to be a difficult time for the Fund and small cap value investors. Small cap stocks, as measured by the Russell 2000 Index, rallied late in the period, buoyed by the phenomenal performance of growth stocks and technology stocks in particular. However, the Fund, and value stocks in general, lagged the market. The Fund returned (6.67)% for the first half of the Fund's fiscal year, compared to (6.41)% for the Russell 2000 Value Index and 10.96% for the Russell 2000 Index.

                                     Periods Ended 12/31/99
                                     ----------------------
                                      3 months   6 months
Frontegra Opportunity Fund              0.42%    (6.67)%
Russell 2000 Index                     18.45%     10.96%
Russell 2000 Value Index                1.53%    (6.41)%

MARKET REVIEW
Domestic stocks advanced strongly in the first six months of the Fund's fiscal year, led primarily by surging technology stocks. Reversing a trend that has been in place for several years, small cap stocks outperformed large cap stocks in the period. The equity markets effectively shrugged off two interest rate increases by the Federal Reserve to post such strong results. The Russell 2000 Index rocketed ahead nearly 20% in the last three months, led mostly by internet and biotechnology stocks. Of the quarter's ten best performing stocks in the Russell 2000 Index, nine were internet, wireless or biotechnology stocks. As a result, a significant number of small cap stocks, particularly value stocks, were left behind.

PORTFOLIO REVIEW
It would be an understatement to say that our value style of investing was not in favor over the last six months. The divergence between small cap value and small cap growth stocks was significant, as the Russell 2000 Growth Index returned 26.83%, while the Russell 2000 Value Index lost 6.41%. The Fund's underexposure to the highflying growth sectors of the market had a dramatic effect on performance relative to the Russell 2000 Index. The most significant performance detractor was our underexposure to the technology sector. At the end of the period, technology accounted for nearly one-third of the Russell 2000 Index, while the Fund held only 8% of its assets in this sector. Most of the technology stocks do not make it past our value screens due to their phenomenal valuations. The Fund's underweighted positions in the finance and utilities sectors benefited the portfolio, but the associated gains were not enough to offset the large underweighting in the technology sector.

Historically, there have been periods of time when specific sectors drive returns, as was the case recently with technology stocks. Although it is uncomfortable to endure such a period, as a value investor, it is not unexpected or unusual.

Over the past six months, Fund returns were bolstered by several acquisitions of portfolio holdings. Lone Star Industries, Furon Corp and Giant Cement were all acquired recently at significant premiums (40% to 50%) to their recent market values. While we do not specifically buy stocks that we expect to be acquired, an acquisition is often the way in which we realize the value in our stocks.

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FRONTEGRA FUNDS

PORTFOLIO OUTLOOK
The most significant change in the portfolio in recent months has been in the materials and processing sector. Because of the previously mentioned acquisitions of three stocks in this sector, our weighting dropped from 17% to 9% in this traditionally heavily weighted sector. We expect this to increase over the next few quarters, given the attractive valuation of many stocks in this sector. Financials are beginning to look attractive on a valuation basis despite the difficult interest rate environment. We increased our exposure to this sector with the addition of Commercial Federal Corp., an Omaha-based bank holding company with branches in six states.

We also added several new positions to the portfolio recently, including:

   - TOLL BROTHERS-Toll Brothers designs, builds, markets and finances single family homes in middle and high income residential communities in 18 states and six regions across the country. Toll Brothers is well off its 52-week high of $23.50 and is trading at or near recession levels. Given Toll Brothers' valuation and its strong profitability, we initiated a position in December.

   - FURNITURE BRANDS-Furniture Brands manufactures residential furniture and operates through three primary subsidiaries: Broyhill Furniture, Lane Furniture and Thomasville Furniture. The company's stock price declined significantly in the fourth quarter last year and currently trades at a P/E multiple of eight. Management has done a good job recently of deploying its free cash flow to pay down debt and buy back stock.

   - INTERNATIONAL HOME FOODS-International Home Foods (IHF) manufactures and markets a diversified line of shelf-stable food products with brand names such as Chef Boyardee, PAM, Bumble Bee and Guldens. Management has been able to make strategic acquisitions and has dramatically improved the company's profitability, making IHF an attractive holding at its current valuation.<F1>

SUMMARY
The last six months have been unquestionably difficult for value investors. However, we firmly believe that our unwavering commitment to our disciplined value strategy will pay off in the months and years to come. As always, we appreciate your continued confidence and investment in the Fund.

Regards,

/s/ David R. Milroy    /s/ Thomas J. Holmberg        /s/ William D. Forsyth

David R. Milroy        Thomas J. Holmberg, CFA       William D. Forsyth, CFA
Reams Asset            Frontegra Asset               Frontegra Asset
   Management Co.         Management                    Management


<F1> The Fund is an actively managed portfolio. The companies discussed in this letter may or may not be currently held by the Fund.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment


               Frontegra     Lipper
              Opportunity   Small-Cap      Russell      Russell 2000
                  Fund     Fund Index     2000 Index    Value Index
               ---------   -----------   ------------   ------------

7/31/97        100,000      100,000        100,000        100,000
9/30/97        109,900      108,959        109,774        108,346
12/31/97       108,269      102,603        106,098        110,170
3/31/98        116,471      113,600        116,770        119,379
6/30/98        108,032      109,216        111,325        115,069
9/30/98         89,248       85,849         88,898         94,504
12/31/98        97,301      101,723        103,396        103,086
3/31/99         87,352       96,920         97,787         93,086
6/30/99        107,619      111,310        112,994        108,494
9/30/99        100,023      108,842        105,849        100,015
12/31/99       100,439      143,976        125,377        101,549



-----------------------------
Portfolio Total Return
FOR THE PERIOD ENDED 12/31/99
-----------------------------
ONE YEAR               3.23%

AVERAGE ANNUAL
SINCE COMMENCEMENT     0.18%
-----------------------------

This chart assumes an initial gross investment of $100,000 made on 7/31/97 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lipper Small-Cap Fund Index includes the 30 largest funds which, by prospectus or portfolio practice, limit their investments to companies on the basis of the size of the company.

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization.

The Russell 2000 Value Index is comprised of those securities in the Russell 2000 Index which have lower price-to-book ratios and lower forecasted growth values.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS
December 31, 1999 (Unaudited)

Number of Shares                                                        Value
------------------------------------------------------------------------------
             COMMON STOCKS  99.0%
             Aerospace  2.7%
     21,400  AAR Corp.                                               $383,862
                                                                   ----------

             Commercial Services  6.5%
     13,900  Banta Corp.                                              313,619
      9,400  Lawson Products, Inc.                                    217,375
     28,300  Stolt-Nielsen S.A.                                       403,275
                                                                   ----------
                                                                      934,269
                                                                   ----------

             Consumer Durables  8.4%
     24,350  CLARCOR Inc.                                             438,300
     14,200  Furniture Brands International, Inc.<F1>                 312,400
      8,200  Harman International Industries, Inc.                    460,225
                                                                   ----------
                                                                    1,210,925
                                                                   ----------

             Consumer Services  4.2%
     13,900  Interim Services Inc.<F1>                                344,025
     14,100  Regis Corp.                                              266,138
                                                                   ----------
                                                                      610,163
                                                                   ----------

             Dental Supplies & Equipment  2.4%
     15,100  DENTSPLY International Inc.                              356,737
                                                                   ----------

             Electronic Technology  6.4%
      4,200  Applied Power Inc.                                       154,350
     17,900  Belden Inc.                                              375,900
     21,900  UCAR International Inc.<F1>                              390,094
                                                                   ----------
                                                                      920,344
                                                                   ----------

             Energy Minerals  2.9%
     52,300  Santa Fe Snyder Corp.<F1>                                418,400
                                                                   ----------

             Finance  9.3%
     16,400  Commercial Federal Corp.                                 292,125
     23,600  First Bell Bancorp, Inc.                                 359,900
     31,100  Local Financial Corp.<F1>                                322,663
     36,800  Seacoast Financial Services Corp.<F1>                    374,900
                                                                   ----------
                                                                    1,349,588
                                                                   ----------

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 1999 (Unaudited)

Number of Shares                                                        Value
------------------------------------------------------------------------------
             Food  5.9%
     23,200  International Home Foods, Inc.<F1>                      $403,100
     11,300  Suiza Foods Corp.<F1>                                    447,763
                                                                   ----------
                                                                      850,863
                                                                   ----------

             Health Technology  3.4%
     20,500  Haemonetics Corp.<F1>                                    488,156
                                                                   ----------

             Housing  1.0%
      8,000  Toll Brothers, Inc.<F1>                                  149,000
                                                                   ----------

             Industrial Services  4.9%
     11,300  Jacobs Engineering Group, Inc.<F1>                       367,250
     13,200  Quanex Corp.                                             336,600
                                                                   ----------
                                                                      703,850
                                                                   ----------

             Machinery  1.5%
     10,600  Regal-Beloit Corp.                                       218,625
                                                                   ----------

             Non-Energy Minerals  3.7%
     32,300  International Specialty Products, Inc.<F1>               296,756
     11,300  Noble Affiliates, Inc.                                   242,244
                                                                   ----------
                                                                      539,000
                                                                   ----------

             Printing  2.4%
     25,500  Mail-Well, Inc.<F1>                                      344,250
                                                                   ----------

             Process Industries  2.0%
     12,850  Ferro Corp.                                              282,700
                                                                   ----------

             Producer Manufacturing  14.8%
     34,600  BE Aerospace, Inc.<F1>                                   291,937
     25,200  Bush Industries, Inc.                                    433,125
     14,100  General Cable Corp.                                      106,631
     42,200  Griffon Corp.<F1>                                        329,688
     17,700  HON INDUSTRIES Inc.                                      388,294
     25,200  Northwest Pipe Co.<F1>                                   352,800
     12,000  Standex International Corp.                              251,250
                                                                   ----------
                                                                    2,153,725
                                                                   ----------

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 1999 (Unaudited)

Number of Shares                                                        Value
------------------------------------------------------------------------------
             Real Estate Investment Trusts  7.3%
      6,100  Amli Residential Properties Trust                       $123,144
     17,200  Asset Investors Corp.                                    191,350
      6,600  First Industrial Realty Trust, Inc.                      181,087
     15,600  Great Lake REIT, Inc.                                    224,250
      9,900  Prentiss Properties Trust                                207,900
      4,300  Storage USA, Inc.                                        130,075
                                                                   ----------
                                                                    1,057,806
                                                                   ----------

             Retail  3.1%
     28,000  Maxwell Shoe Company Inc.<F1>                            224,000
     29,500  World Fuel Services Corp.                                221,250
                                                                   ----------
                                                                      445,250
                                                                   ----------

             Technology Services  2.9%
     29,500  Pioneer-Standard Electronics, Inc.                       425,906
                                                                   ----------

             Transportation  3.3%
     34,400  Arnold Industries, Inc.                                  483,750
                                                                   ----------

             TOTAL COMMON STOCKS
             (cost $14,460,210)                                    14,327,169
                                                                   ----------

Principal Amount
----------------
             SHORT-TERM INVESTMENTS  2.2%
             Variable Rate Demand Notes  2.2%
   $ 72,282  General Mills, Inc.                                       72,282
    245,645  Pitney Bowes Credit Corp.                                245,645
                                                                   ----------
                                                                      317,927


             TOTAL SHORT-TERM INVESTMENTS
             (cost $317,927)                                          317,927
                                                                   ----------

             TOTAL INVESTMENTS  101.2%
             (cost $14,778,137)                                    14,645,096

             Liabilities, less Other Assets  (1.2)%                 (178,447)
                                                                   ----------

             NET ASSETS  100.0%                                   $14,466,649
                                                                  ===========

<F1> Non-income producing
See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999 (Unaudited)

ASSETS:
Investments at value (cost $14,778,137)                           $14,645,096
Receivable for investments sold                                        11,199
Interest and dividends receivable                                      21,945
Receivable from adviser                                                 8,124
Deferred organizational costs, net                                     20,839
Other assets                                                              576
                                                                 ------------
Total assets                                                       14,707,779
                                                                 ------------
LIABILITIES:
Payable for investments purchased                                      49,834
Payable for Fund shares redeemed                                      170,526
Accrued investment advisory fee                                         7,749
Accrued expenses                                                       13,021
                                                                 ------------
Total liabilities                                                     241,130
                                                                 ------------
NET ASSETS                                                        $14,466,649
                                                                 ============
NET ASSETS CONSIST OF:
Paid in capital                                                   $15,151,796
Accumulated undistributed net investment income                        22,905
Accumulated undistributed net realized loss                         (575,011)
Net unrealized depreciation on investments                          (133,041)
                                                                 ------------
NET ASSETS                                                        $14,466,649
                                                                 ============
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                        100,000,000
Issued and outstanding                                                512,907
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE         $28.21
                                                                       ======

See notes to financial statements.

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FRONTEGRA FUNDS
Frontegra Opportunity Fund
STATEMENT OF OPERATIONS


                                                               SIX MONTHS ENDED
                                                               DECEMBER 31, 1999
                                                                 (UNAUDITED)
                                                                 ------------

INVESTMENT INCOME:
Dividends                                                            $118,902
Interest                                                               13,007
                                                                 ------------
                                                                      131,909
                                                                 ------------

EXPENSES:
Investment advisory fees                                               51,735
Fund administration and accounting fees                                27,423
Shareholder servicing fees                                              8,909
Legal fees                                                              6,884
Custody fees                                                            6,213
Amortization of organizational costs                                    4,072
Audit fees                                                              3,644
Reports to shareholders                                                 3,403
Federal and state registration fees                                     3,381
Directors' fees and related expenses                                      929
Other                                                                     122
                                                                 ------------
Total expenses before waiver and reimbursement                        116,715
Waiver and reimbursement of expenses by adviser                      (45,063)
                                                                 ------------
Net expenses                                                           71,652
                                                                 ------------
NET INVESTMENT INCOME                                                  60,257
                                                                 ------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                      292,200
Change in net unrealized
appreciation on investments                                       (1,568,396)
                                                                 ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                   (1,276,196)
                                                                 ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(1,215,939)
                                                                 ============

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS


                                         SIX MONTHS      EIGHT
                                           ENDED         MONTHS       YEAR
                                        DECEMBER 31,     ENDED        ENDED
                                            1999        JUNE 30,   OCTOBER 31,
                                        (UNAUDITED)       1999        1998
                                         ----------    ----------  ----------
OPERATIONS:
Net investment income                      $60,257      $83,039       $66,764
Net realized gain (loss)
  on investments                           292,200     (19,993)     (158,568)
Change in net unrealized appreciation
  (depreciation) on investments        (1,568,396)    2,235,006     (905,970)
                                       -----------  -----------   -----------
Net increase (decrease) in net
  assets resulting from operations     (1,215,939)    2,298,052     (997,774)
                                       -----------  -----------   -----------

DISTRIBUTIONS PAID FROM:
Net investment income                    (105,971)     (80,263)       (7,018)
Net realized gain on investments         (697,166)           __            __
                                       -----------  -----------   -----------
Net decrease in net assets resulting
  from distributions paid                (803,137)     (80,263)       (7,018)
                                       -----------  -----------   -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                351,250    8,086,316     1,925,149
Shares issued to holders in
  reinvestment of distributions            801,976       80,263         7,018
Shares redeemed                        (1,878,912)           __            __
                                       -----------  -----------   -----------
Net increase (decrease) in net
  assets resulting from capital
  share transactions                     (725,686)    8,166,579     1,932,167
                                       -----------  -----------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                        (2,744,762)   10,384,368       927,375
                                       -----------  -----------   -----------

NET ASSETS:
Beginning of period                     17,211,411    6,827,043     5,899,668
                                       -----------  -----------   -----------
End of period
  (includes accumulated undistributed
  net investment income of
  $22,905, $66,964 and
  $64,806, respectively)               $14,466,649  $17,211,411    $6,827,043
                                       ===========  ===========   ===========

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
FINANCIAL HIGHLIGHTS


                                           SIX
                                          MONTHS    EIGHT      YEAR     PERIOD
                                          ENDED     MONTHS    ENDED     ENDED
                                       DECEMBER 31, ENDED    OCTOBER   OCTOBER
                                           1999    JUNE 30,    31,       31,
                                       (UNAUDITED)   1999      1998    1997<F1>
                                         --------  --------  --------  --------
NET ASSET VALUE,
  BEGINNING OF PERIOD                    $32.02    $27.93    $32.22    $30.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                      0.14      0.07      0.26      0.04
Net realized and unrealized gain
  (loss) on investments                  (2.31)      4.23    (4.52)      2.18
                                       --------  --------  --------  --------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                  (2.17)      4.30    (4.26)      2.22
                                       --------  --------  --------  --------

LESS DISTRIBUTIONS PAID:
From net investment income               (0.22)    (0.21)    (0.03)         -
From net realized gain on investments    (1.42)         -         -         -
                                       --------  --------  --------  --------
TOTAL DISTRIBUTIONS PAID                 (1.64)    (0.21)    (0.03)         -
                                       --------  --------  --------  --------

NET ASSET VALUE, END OF PERIOD           $28.21    $32.02    $27.93    $32.22
                                       ========  ========  ========   =======

TOTAL RETURN<F2>                        (6.67)%    15.49%  (13.24)%     7.40%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                        $14,467   $17,211    $6,827    $5,900
Ratio of expenses to average
  net assets<F3><F4>                      0.90%     0.90%     0.90%     0.90%
Ratio of net investment income
  to average net assets<F3><F4>           0.75%     1.00%     0.92%     2.61%
Portfolio turnover rate<F2>                 31%       38%       54%        9%

<F1> Commenced operations on July 31, 1997.
<F2> Not annualized for periods less than a full year.
<F3> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.46%, 1.73%, 2.53% and 12.02%, and the ratio of net investment income (loss) to average net assets would have been 0.19%, 0.17%, (0.71)% and (8.51)% for the periods ended December 31, 1999, June 30, 1999, October 31, 1998 and October 31, 1997, respectively.
<F4> Annualized.

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Unaudited)

(1)ORGANIZATION
   Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of three series: the Frontegra Opportunity Fund (the "Fund"), the Frontegra Total Return Bond Fund and the Frontegra Growth Fund. The Fund, sub-advised by Reams Asset Management Co., LLC, commenced operations on July 31, 1997. Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced its investment activities.

(2)SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   (a) Investment Valuation
       Securities (other than short-term instruments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams Asset Management Co., LLC pursuant to guidelines established by the Board of Directors.

   (b) Federal Income Taxes
       No federal income tax provision has been made since the Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.

   (c) Distributions to Shareholders
       Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the period from net investment

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1999 (Unaudited)

       income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at December 31, 1999, reclassifications were recorded to increase accumulated undistributed net investment income by $1,655 and decrease paid in capital by $1,655.

   (d) Other
       Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)INVESTMENT ADVISER
   The Fund has an agreement with Frontegra Asset Management, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 0.65% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated February 26, 1999, as amended August 2 and December 31, 1999, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.90% of the Fund's average daily net assets. The term of this expense cap agreement is twelve months.

(4)CAPITAL SHARE TRANSACTIONS
   Transactions in shares of the Fund were as follows:

                                          SIX MONTHS       EIGHT MONTHS
                                             ENDED             ENDED
                                       DECEMBER 31, 1999   JUNE 30, 1999
                                      ----------------------------------
      Shares sold                            11,595            290,271
      Shares issued to holders in
        reinvestment of distributions        29,025              2,845
      Shares redeemed                      (65,274)                  -
                                          ---------          ---------
      Net increase (decrease)
        in shares outstanding              (24,654)            293,116
                                           ========          =========
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(LOGO)
FRONTEGRA FUNDS

Frontegra Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1999 (Unaudited)

(5)INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended December 31, 1999, are summarized below:

   Purchases        $4,743,733
   Sales            $5,791,546

   There were no purchases or sales of U.S. government securities.

   At December 31, 1999, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $14,867,284 were as follows:

   Appreciation                                   $1,211,432
   Depreciation                                  (1,433,620)
                                                 -----------
   Net depreciation on investments                $(222,188)
                                                 ===========

   At June 30, 1999, the Fund had an accumulated net realized capital loss carryover of $132,054 expiring in 2006. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

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                             FRONTEGRA FUNDS, INC.
                     c/o Firstar Mutual Fund Services, LLC
                 P.O. Box 701, Milwaukee, Wisconsin 53201-0701

                                                                     FO-410-0100